UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2018

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

     Delaware     1-8491     77-0664171

     (State or Other Jurisdiction     (Commission File Number)     (IRS Employer Identification No.)
                 of Incorporation)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 11, 2018, Hecla Mining Company (the “Company”) issued a news release (“Release”) announcing preliminary production and financial results for the first quarter ended March 31, 2018.  All measures of the Company's first quarter 2018 operating and financial results and conditions contained in the Release are preliminary and reflect the Company’s expected results as of the date of the Release. Actual reported first quarter 2018 results are subject to management's final review as well as review by the Company's independent registered accounting firm and may vary significantly from current expectations because of a number of factors, including, without limitation, additional or revised information and changes in accounting standards or policies or in how those standards are applied. A copy of the Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The Release described above also discusses estimated pro forma gold production results for 2018 in the event the Company completes its pending acquisition of Klondex Mines, Ltd. (“Klondex”). In addition, the President and Chief Executive Officer of the Company will be meeting with certain investors in the afternoon (local time) on Thursday, April 12, 2018 in New York City. At these meetings, a presentation will be given, including with respect to the Company’s pending acquisition of Klondex. The presentation will include the same slides filed by the Company in its Current Report on Form 8-K filed on March 19, 2018, as well as several additional slides. These additional slides are attached as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release, dated April 11, 2018.*

99.2	Presentation Materials.* * Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      April 11, 2018

Hecla Mining Company

By:     /s/ David C. Sienko

      David C. Sienko

      Vice President & General Counsel